Exhibit 99.2

First Quarter 2012
Supplemental Financial Information

2101 6th Avenue North, Suite 750 | Birmingham, AL 35203 | 205.250.8700 | www.colonialprop.com

	TABLE OF CONTENTS
	Overview and Contact Information.............................................................................................................................	3
1	Financial Highlights.....................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations / Shares ...................................................................................................	5
	Funds from Operations (FFO) Reconciliation...........................................................................................................	7
	Balance Sheets........................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics.....................................................................................................................................................	9
	Components of Net Operating Income (NOI)...........................................................................................................	13
	Capitalized Expenditures..........................................................................................................................................	13
	Same Property Comparisons...................................................................................................................................	10
4	Joint Ventures
	Operating Data / Balance Sheet Data......................................................................................................................	14
	Investment Summary................................................................................................................................................	15
	Three Month Income Summary................................................................................................................................	16
	Commercial Operational Statistics...........................................................................................................................	17
5	Real Estate Activities...................................................................................................................................................	18
6	Consolidated Data
	Development Pipeline..............................................................................................................................................	19
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization...................................................................	20
	Supplemental Data / Investment Activities...............................................................................................................	23
7	Corporate Reconciliations
	Revenues / Expenses / NOI.....................................................................................................................................	24
	NOI from Discontinued Operations / Adjusted EBITDA...........................................................................................	25
	SEC Coverage Ratios...............................................................................................................................................	27
8	Appendix
	Multifamily Community Table.....................................................................................................................................	27
	Commercial Property Table.......................................................................................................................................	31
	Unconsolidated Joint Venture Summary...................................................................................................................	33
9	Glossary of Terms........................................................................................................................................................	34
Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning a multifamily portfolio                -Managing multifamily, office, retail and mixed-use properties
-Investing in high growth Sunbelt cities            -Delivering additional income from the taxable REIT
-Pursuing strategic acquisition, disposition and         subsidiary (TRS)
development opportunities                -Ensuring a strong balance sheet and liquidity position
-Achieving operating excellence

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Investor Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Jana Galan	646-855-3081
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
DISCERN, Inc.	David Wigginton	646-863-4177
Green Street Advisors	Andy McCulloch	949-640-8780
Keefe Bruyette & Woods	Taylor Schimkat	212-887-3842
RBC Capital Markets	Mike Salinsky	440-715-2648
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor's Research	Raymond Mathis	212-438-9558
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
Wunderlich Securities	Merrill Ross	703-669-9255

GUIDANCE
	FYE 2012 Range
Diluted Loss per Share	$(0.12)	$0.04
Plus: Real Estate Depreciation & Amortization	1.45	1.45
Less: Gain on Sale of Operating Properties	(0.10)	(0.20)
Total Diluted Funds from Operation ("FFO") per Share	$1.23	$1.29

COLONIAL PROPERTIES TRUST
Financial Highlights
First Quarter 2012

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended
	3/31/2012	3/31/2011

Total property revenue (1)	$100,262	$88,109

Multifamily property revenue (2)	87,831	80,081
Multifamily property NOI (2)	52,899	46,952

Management & leasing fee revenue	1,344	1,810

Adjusted EBITDA (3)	58,302	54,370

Net income (loss) per share:
Basic	(0.07)	(0.15)
Diluted	(0.07)	(0.15)

Funds from operations per share:
Basic	0.30	0.27
Diluted	0.30	0.27

Dividends per share	0.18	0.15

Dividends/EPS (diluted) payout ratio	(257.1)%	(100.0)%
Dividends/FFO (diluted) payout ratio	60.0%	55.6%

Consolidated interest expense (1)	$23,053	$21,239
Consolidated interest income (1)	(1,031)	(416)
Net interest expense (1)	22,022	20,823

Pro-rata share of joint venture interest expense	2,290	2,937

Principal reductions	572	364
Preferred dividends & distributions	—	906

Interest coverage ratio (4)	2.3	2.2
Fixed charge coverage ratio (4)	2.2	2.1
Fixed charge with capitalized interest ratio (4)	2.2	2.1

Multifamily same property NOI increase (5)	8.3%	5.7%
(# of apartment homes included)	30,323	30,959

	As of	As of
	3/31/2012	12/31/2011
Total assets	$3,273,309	$3,258,605
Total debt	1,801,759	1,759,727
Common shares and units, outstanding end of period	95,073	94,643
Share price, end of period	21.73	20.86
Book equity value, end of period (6)	1,346,090	1,364,173
Market equity value, end of period (7)	2,065,932	1,974,253
Debt to total market capitalization ratio (8)	46.5%	47.1%
Unencumbered real estate assets (at cost) to unsecured debt ratio (8)	254.1%	259.6%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of Adjusted EBITDA, see page 26.
(4) For additional information on these calculations, see page 21.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year.
(6) Includes common shares and preferred units.
(7) Includes common shares and units.
(8) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2012

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended
	3/31/2012	3/31/2011
Revenues
Minimum Rent	$83,614	$73,526
Tenant Recoveries	3,004	2,698
Other Property Related Revenue	13,644	11,885
Other Non-Property Related Revenue	1,344	1,810
Total Revenues	101,606	89,919

Operating Expenses
Operating Expenses:
Property Operating Expenses	27,332	24,623
Taxes, Licenses and Insurance	11,595	10,619
Total Property Operating Expenses	38,927	35,242
Property Management Expense	2,846	2,422
General and Administrative Expense	5,767	5,203
Management Fee and Other Expenses	2,045	1,770
Investment and Development Expense (1)	387	587
Depreciation	32,177	30,286
Amortization	2,080	2,127
Impairment and Other Losses (2)	500	2,097
Total Operating Expenses	84,729	79,734

Income from Operations	16,877	10,185

Other Income (Expense)
Interest Expense	(23,053)	(20,878)
Debt Cost Amortization	(1,433)	(1,150)
Interest Income	1,031	416
Income (Loss) from Partially-Owned Investments	673	(340)
Loss on Sale of Property	(227)	(79)
Income Tax and Other	(188)	(248)
Total Other Income (Expense)	(23,197)	(22,279)

Loss from Continuing Operations	(6,320)	(12,094)

Discontinued Operations
(Loss) Income from Discontinued Operations	(131)	338
Loss on Disposal of Discontinued Operations	(2)	—
Net (Loss) Income from Discontinued Operations	(133)	338

Net Loss	(6,453)	(11,756)

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(9)	(3)
Noncontrolling Interest in CRLP - Preferred	—	(906)
Noncontrolling Interest in CRLP - Common	478	1,082
Discontinued Operations
Noncontrolling Interest in CRLP - Common	10	(28)
Loss Attributable to Noncontrolling Interest	479	145

Net Loss Available to Common Shareholders	$(5,974)	$(11,611)

Loss per Share - Basic
Continuing Operations	$(0.07)	$(0.15)
Discontinued Operations	—	—
EPS - Basic	$(0.07)	$(0.15)

Loss per Share - Diluted
Continuing Operations	$(0.07)	$(0.15)
Discontinued Operations	—	—
EPS - Diluted	$(0.07)	$(0.15)

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) During the three months ended March 31, 2012, the Company recorded a $0.5 million charge as a result of warranty claims on units previously sold at one of the Company's for-sale residential projects. During the three months ended March 31, 2011, the Company recorded a $1.5 million charge for a loss contingency related to certain litigation, $0.4 million in casualty losses and $0.2 million in non-cash impairment charges.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2012

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended
	3/31/2012	3/31/2011
Basic
Shares	87,012	79,512
Operating Partnership Units (OP Units)	7,169	7,284
Total Shares & OP Units	94,181	86,796

Dilutive Common Share Equivalents	—	—

Diluted (1)
Shares	87,012	79,512
Total Shares & OP Units	94,181	86,796

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2012

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended
	3/31/2012	3/31/2011
Net Loss Available to Common Shareholders	$(5,974)	$(11,611)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	(488)	(1,054)
Total	(6,462)	(12,665)

Adjustments - Consolidated Properties
Depreciation - Real Estate	31,961	31,751
Amortization - Real Estate	2,118	2,046
Remove: (Gain)/Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	229	79
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and
Noncontrolling Interest	(261)	(79)
Total Adjustments - Consolidated	34,047	33,797

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,117	1,651
Amortization - Real Estate	367	654
Remove: (Gain)/Loss on Sale of Property	(803)	21
Total Adjustments - Unconsolidated	681	2,326

Funds from Operations	$28,266	$23,458

Income Allocated to Participating Securities	(219)	(200)

Funds from Operations Available to Common Shareholders and Unitholders	$28,047	$23,258

FFO per Share
Basic	$0.30	$0.27
Diluted	$0.30	$0.27

Operating FFO:
Funds from Operations	$28,047	$23,258
Less: Transaction Income
-Development and Land Losses	261	79
Operating FFO	$28,308	$23,337

Operating FFO per Share
Basic	$0.30	$0.27
Diluted	$0.30	$0.27

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before noncontrolling interest (determined in accordance with GAAP), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the
Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties, gains on the repurchase of bonds, net of the attributable write-off of future interest expense held in OCI, and gains on the repurchase of preferred shares/units, net of the write-off of issuance costs. The
Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt are components of the Company's current business plan, the timing and amount of these transactions can vary significantly between periods.

The Company's method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2012

BALANCE SHEET
($ in 000s)	As of	As of
	3/31/2012	12/31/2011
ASSETS
Real Estate Assets
Operating Properties	$3,495,238	$3,445,455
Undeveloped Land & Construction in Progress	317,883	306,826
Total Real Estate, before Depreciation	3,813,121	3,752,281

Less: Accumulated Depreciation	(762,632)	(731,894)
Real Estate Assets Held for Sale, net	15,713	10,543
Net Real Estate Assets	3,066,202	3,030,930
Cash and Equivalents	5,430	6,452
Restricted Cash	32,000	43,489
Accounts Receivable, net	25,825	26,762
Notes Receivable	43,465	43,787
Prepaid Expenses	15,119	19,912
Deferred Debt and Lease Costs	25,461	22,408
Investment in Unconsolidated Subsidiaries	9,469	12,303
Other Assets	50,338	52,562
Total Assets	$3,273,309	$3,258,605

LIABILITIES
Unsecured Credit Facility	$226,503	$184,000
Notes and Mortgages Payable	1,575,256	1,575,727
Total Debt	1,801,759	1,759,727
Accounts Payable	29,824	50,266
Accrued Interest	16,446	11,923
Accrued Expenses	25,992	15,731
Investment in Unconsolidated Subsidiaries	32,085	31,577
Other Liabilities	21,113	25,208
Total Liabilities	1,927,219	1,894,432

Redeemable Common Units	164,985	159,582

EQUITY
Limited Partner's Noncontrolling Interest	723	728

Cumulative Earnings	1,261,984	1,267,958
Cumulative Distributions	(1,878,635)	(1,862,838)
Common Equity, including Additional Paid-in Capital	1,962,417	1,965,812
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(15,221)	(16,906)
Total Equity, including Noncontrolling Interest	1,181,105	1,204,591
Total Liabilities and Equity	$3,273,309	$3,258,605

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	3/31/2012	12/31/2011
Basic
Shares	87,905	87,474
Operating Partnership Units (OP Units)	7,168	7,169
Total Shares & OP Units	95,073	94,643

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
First Quarter 2012

COMMUNITY PORTFOLIO AT MARCH 31, 2012 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	In	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	2,598	—	2,598	72	2,670	—	2,670	—	2,670
Austin	2,908	336	3,244	—	3,244	—	3,244	296	3,540
Birmingham	1,608	—	1,608	—	1,608	—	1,608	—	1,608
Charleston	1,578	312	1,890	—	1,890	—	1,890	—	1,890
Charlotte	4,530	321	4,851	—	4,851	—	4,851	353	5,204
Dallas/Fort Worth	3,688	590	4,278	29	4,307	—	4,307	—	4,307
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	340	2,096
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	2,328	666	2,994	74	3,068	—	3,068	—	3,068
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Other	4,404	761	5,165	—	5,165	486	5,651	—	5,651

Total Portfolio	30,323	2,986	33,309	175	33,484	486	33,970	989	34,959

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JV's at		Mar 31	Dec 31	Sep 30	June 30	Mar 31
	Communities		Pro Rata % (4)		2012	2011	2011	2011	2011

Atlanta		8.8%	8.1%		96.5%	96.1%	95.3%	95.7%	94.4%
Austin		9.4%	9.5%		96.5%	96.0%	97.2%	96.6%	96.4%
Birmingham		5.0%	4.5%		96.5%	95.3%	95.6%	95.1%	95.6%
Charleston		5.3%	5.7%		96.9%	97.4%	96.8%	98.4%	97.5%
Charlotte		13.7%	13.6%		95.4%	95.9%	96.0%	96.0%	96.0%
Dallas/Fort Worth		10.6%	11.4%		95.1%	92.7%	93.5%	95.6%	96.2%
Huntsville		2.7%	2.5%		95.2%	93.7%	96.1%	97.6%	96.2%
Orlando		7.1%	6.4%		95.3%	96.0%	95.2%	97.2%	97.3%
Phoenix		3.7%	3.4%		95.8%	96.2%	97.7%	94.6%	93.3%
Raleigh		8.0%	9.7%		96.1%	96.1%	96.7%	95.8%	95.8%
Richmond		5.8%	5.2%		96.0%	96.0%	96.9%	95.5%	96.0%
Savannah		5.5%	4.9%		98.2%	96.8%	97.7%	98.1%	98.8%
Other		14.4%	15.1%		96.3%	95.8%	95.4%	96.1%	95.7%

Total Portfolio (5)		100.0%	100.0%		96.1%	95.6%	95.9%	96.2%	96.0%

Same Property (6)					96.0%	95.9%	96.1%	96.2%	96.1%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 1,016 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Community Table on page 28.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
First Quarter 2012
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED MARCH 31, 2012 (1)

		Revenues			Expenses			NOI
	1Q12	1Q11	% Chg	1Q12	1Q11	% Chg	1Q12	1Q11	% Chg

Atlanta	$7,198	$6,803	5.8%	$3,024	$2,977	1.6%	$4,174	$3,826	9.1%
Austin	7,831	7,376	6.2%	3,346	3,287	1.8%	4,485	4,089	9.7%
Birmingham	3,953	3,681	7.4%	1,568	1,547	1.4%	2,385	2,134	11.8%
Charleston	4,078	3,796	7.4%	1,574	1,587	(0.8)%	2,504	2,209	13.4%
Charlotte	10,792	9,995	8.0%	4,248	4,101	3.6%	6,544	5,894	11.0%
Dallas / Fort Worth	9,352	8,967	4.3%	4,327	4,143	4.4%	5,025	4,824	4.2%
Huntsville	2,104	2,035	3.4%	799	782	2.2%	1,305	1,253	4.2%
Orlando	5,428	5,228	3.8%	2,037	1,981	2.8%	3,391	3,247	4.4%
Phoenix	2,652	2,375	11.7%	877	871	0.7%	1,775	1,504	18.0%
Raleigh	5,921	5,587	6.0%	2,113	2,107	0.3%	3,808	3,480	9.4%
Richmond	4,373	4,229	3.4%	1,620	1,617	0.2%	2,753	2,612	5.4%
Savannah	4,054	3,805	6.5%	1,446	1,332	8.6%	2,608	2,473	5.5%
Other	11,107	10,534	5.4%	4,269	4,143	3.0%	6,838	6,391	7.0%

Total Same Property (2)	$78,843	$74,411	6.0%	$31,248	$30,475	2.5%	$47,595	$43,936	8.3%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	1Q12	1Q11	% Chg	1Q12	1Q11	% Chg	1Q12	1Q11	% Chg

Atlanta	95.0%	92.7%	2.3%	$972	$942	3.2%	$792	$764	3.7%
Austin	96.0%	95.8%	0.2%	935	882	6.0%	795	739	7.6%
Birmingham	95.4%	93.8%	1.6%	859	814	5.5%	731	698	4.7%
Charleston	96.7%	95.4%	1.3%	891	841	5.9%	751	703	6.8%
Charlotte	94.8%	94.4%	0.4%	837	779	7.4%	703	658	6.8%
Dallas / Fort Worth	93.5%	94.5%	(1.0)%	904	858	5.4%	749	715	4.8%
Huntsville	93.7%	94.0%	(0.3)%	895	863	3.7%	739	712	3.8%
Orlando	94.5%	95.4%	(0.9)%	1,090	1,041	4.7%	934	889	5.1%
Phoenix	96.2%	93.1%	3.1%	966	894	8.1%	823	771	6.7%
Raleigh	95.1%	94.9%	0.2%	892	843	5.8%	770	731	5.3%
Richmond	95.0%	95.3%	(0.3)%	903	870	3.8%	746	719	3.8%
Savannah	97.2%	97.4%	(0.2)%	967	906	6.7%	816	768	6.3%
Other	95.2%	94.7%	0.5%	884	842	5.0%	750	722	3.9%

Total Same Property (2)	95.1%	94.7%	0.4%	$911	$864	5.4%	$767	$728	5.4%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
First Quarter 2012
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	1Q12	4Q11	% Chg	1Q12	4Q11	% Chg	1Q12	4Q11	% Chg

Atlanta	$7,198	$7,139	0.8%	$3,024	$2,942	2.8%	$4,174	$4,197	(0.5)%
Austin	7,831	7,759	0.9%	3,346	3,358	(0.4)%	4,485	4,401	1.9%
Birmingham	3,953	3,883	1.8%	1,568	1,542	1.7%	2,385	2,341	1.9%
Charleston	4,078	4,013	1.6%	1,574	1,577	(0.2)%	2,504	2,436	2.8%
Charlotte	10,792	10,702	0.8%	4,248	4,209	0.9%	6,544	6,493	0.8%
Dallas / Fort Worth	9,352	9,289	0.7%	4,327	4,213	2.7%	5,025	5,076	(1.0)%
Huntsville	2,104	2,121	(0.8)%	799	767	4.2%	1,305	1,354	(3.6)%
Orlando	5,428	5,442	(0.3)%	2,037	1,866	9.2%	3,391	3,576	(5.2)%
Phoenix	2,652	2,604	1.8%	877	950	(7.7)%	1,775	1,654	7.3%
Raleigh	5,921	5,993	(1.2)%	2,113	2,146	(1.5)%	3,808	3,847	(1.0)%
Richmond	4,373	4,380	(0.2)%	1,620	1,641	(1.3)%	2,753	2,739	0.5%
Savannah	4,054	4,027	0.7%	1,446	1,451	(0.3)%	2,608	2,576	1.2%
Other	11,107	11,010	0.9%	4,269	4,231	0.9%	6,838	6,779	0.9%

Total Same Property (1)	$78,843	$78,362	0.6%	$31,248	$30,893	1.1%	$47,595	$47,469	0.3%

	Financial Occupancy (2)			Revenue per Unit (3)			Rent per Unit (4)
	1Q12	4Q11	% Chg	1Q12	4Q11	% Chg	1Q12	4Q11	% Chg

Atlanta	95.0%	94.4%	0.6%	$972	$971	0.1%	$792	$790	0.3%
Austin	96.0%	95.9%	0.1%	935	927	0.9%	795	787	1.0%
Birmingham	95.4%	94.8%	0.6%	859	849	1.2%	731	726	0.7%
Charleston	96.7%	96.5%	0.2%	891	878	1.5%	751	740	1.5%
Charlotte	94.8%	95.2%	(0.4)%	837	827	1.2%	703	696	1.0%
Dallas / Fort Worth	93.5%	93.4%	0.1%	904	899	0.6%	749	743	0.8%
Huntsville	93.7%	92.8%	0.9%	895	912	(1.9)%	739	745	(0.8)%
Orlando	94.5%	95.4%	(0.9)%	1,090	1,083	0.6%	934	923	1.2%
Phoenix	96.2%	95.7%	0.5%	966	952	1.5%	823	810	1.6%
Raleigh	95.1%	96.4%	(1.3)%	892	890	0.2%	770	762	1.0%
Richmond	95.0%	94.9%	0.1%	903	905	(0.2)%	746	742	0.5%
Savannah	97.2%	97.1%	0.1%	967	962	0.5%	816	813	0.4%
Other	95.2%	95.5%	(0.3)%	884	872	1.4%	750	744	0.8%

Total Same Property (1)	95.1%	95.2%	(0.1)%	$911	$905	0.7%	$767	$761	0.8%

(1) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Revenue per Unit is total revenue divided by total number of occupied units.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
First Quarter 2012
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED MARCH 31, 2012

					% of Operating Expense
	1Q12	1Q11	$ Change	% Change	1Q12	1Q11	Change

On-site Payroll (1)	$8,328	$7,692	$636	8.3%	26.7%	25.2%	1.5%
Real Estate Taxes	7,897	7,647	250	3.3%	25.3%	25.1%	0.2%
Utilities (2)	7,077	7,040	37	0.5%	22.6%	23.1%	(0.5)%
Repairs and Maintenance (3)	5,067	4,976	91	1.8%	16.2%	16.3%	(0.1)%
Insurance	1,088	1,275	(187)	(14.7)%	3.5%	4.2%	(0.7)%
General and Administrative	1,159	1,153	6	0.5%	3.7%	3.8%	(0.1)%
Advertising and Promotions	632	692	(60)	(8.7)%	2.0%	2.3%	(0.3)%

Total Same Property (4)	$31,248	$30,475	$773	2.5%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property communities, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
First Quarter 2012
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended
	Homes	3/31/2012	3/31/2011	Change
Property Revenue
Same Property Communities (2)	30,323	$78,843	$74,411	$4,432
Non-Same Property Communities	2,986	8,145	1,418	6,727
Joint Venture Communities (3)	175	468	711	(243)
Lease up Communities	486	362	—	362
Dispositions / Other	—	13	3,541	(3,528)
Total Property Revenue	33,970	$87,831	$80,081	$7,750

Property Expenses
Same Property Communities (2)	30,323	$31,248	$30,475	$773
Non-Same Property Communities	2,986	3,180	631	2,549
Joint Venture Communities (3)	175	204	364	(160)
Lease up Communities	486	301	—	301
Dispositions / Other	—	(1)	1,659	(1,660)
Total Property Expenses	33,970	$34,932	$33,129	$1,803

Property Net Operating Income
Same Property Communities (2)	30,323	$47,595	$43,936	$3,659
Non-Same Property Communities	2,986	4,965	787	4,178
Joint Venture Communities (3)	175	264	347	(83)
Lease up Communities	486	61	—	61
Dispositions / Other	—	14	1,882	(1,868)
Total Property Net Operating Income	33,970	$52,899	$46,952	$5,947

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended
	Homes	3/31/2012	3/31/2011	Change
Capitalized Expenses
Same Property Communities (2)	30,323	$2,659	$3,048	$(389)
Non-Same Property Communities	2,986	296	2	294
Joint Venture Communities (3)	175	14	13	1
Dispositions / Other	—	(7)	33	(40)
Total Property Capitalized Expenses	33,484	$2,962	$3,096	$(134)

Capitalized Expenses per Unit
Same Property Communities (2)	30,323	$88	$101	$(13)
Non-Same Property Communities	2,986	99	1	98
Joint Venture Communities	175	80	74	6
Total Per Unit	33,484	$88	$92	$(4)

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended
OPERATING DATA (1)	3/31/2012	3/31/2011

Property Revenues
Rental Revenue	$4,997	$7,028
Other Property Revenue	282	271
Total Property Revenues	5,279	7,299

Property Expenses
Property Operating and Maintenance	1,163	1,442
Taxes, License and Insurance	579	809
Total Property Expenses	1,742	2,251

Net Operating Income (NOI)	3,537	5,048

Other Income (Expense)
Interest, net	(2,305)	(2,957)
Depreciation and Amortization (2)	(1,352)	(2,346)
Other	(10)	(64)
Total Other Expenses	(3,667)	(5,367)

Gain (Loss) on Sale of Properties, net	803	(21)
Income (Loss) from Partially-Owned Investments	$673	$(340)

	As of
BALANCE SHEET DATA (3)	3/31/2012	12/31/2011

Real Estate Assets, net	$1,039,322	$1,058,107
Other Assets, net	74,086	78,564
Total Assets	$1,113,408	$1,136,671

Notes Payable	$956,211	$957,068
Other Liabilities	101,720	106,068
Total Liabilities	1,057,931	1,063,136

Member's Equity	55,477	73,535
Total Liabilities and Member's Equity	$1,113,408	$1,136,671

Colonial's Equity Investment (4)	$(22,616)	$(19,274)
Colonial's Pro-rata Share of Debt	$147,668	$147,842

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.
(4) Includes distributions in excess of investment balance for certain joint ventures. These joint ventures are presented as "Liabilities" on the
Company's Balance Sheet as of March 31, 2012.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of March 31, 2012
($ in 000s)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term	% Fixed	% Variable
Venture	Properties	Units/GLA (1)	Real Estate (2)	in Progress	Notes Payable	Interest	Rate	(In Months)	Rate	Rate

MULTIFAMILY	5	1,016	$102,062	$13,841	$65,766	17%	5.66%	36	100.00%	—%

COMMERCIAL
DRA/CLP	18	5,220	$936,820	$—	$741,909	15%	5.61%	27	100.00%	—
Bluerock	9	1,703	236,101	—	107,184	10%	6.47%	68	100.00%	—
Other (3)	3	827	56,853	—	41,354	31%	3.42%	9	36.43%	63.57%

Total Commercial	30	7,750	$1,229,774	$—	$890,447

	35		$1,331,836	$13,841	$956,213

For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

(1) Gross leasable area (in 000s) includes anchor-owned square footage.
(2) Represents gross investment in real estate at 100% (excluding depreciation)
(3) On February 1, 2012, the Company sold its 25% interest in Colonial Promenade Madison.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
($ in 000s)

FOR THE THREE MONTHS ENDED MARCH 31, 2012
									Colonial Share
	Total	Operating	Net Operating	Interest	Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	Expenses	on Sales	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY	$2,740	$1,277	$1,463	$876	$21	$—	$946	$(380)	$(47)

COMMERCIAL
DRA/CLP	$24,427	$9,178	$15,249	$10,521	$58	$—	$8,756	$(4,086)	$(185)
Bluerock	6,361	1,950	4,411	3,306	24	—	2,653	(1,572)	(58)
Other (2)	1,608	460	1,148	659	21	803	424	847	963

Total Commercial	$32,396	$11,588	$20,808	$14,486	$103	$803	$11,833	$(4,811)	$720

	$35,136	$12,865	$22,271	$15,362	$124	$803	$12,779	$(5,191)	$673

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

(1) Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.
(2) On February 1, 2012, the Company sold its 25% interest in Colonial Promenade Madison.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
First Quarter 2012
	As of				As of
	3/31/2012	3/31/2011			3/31/2012	3/31/2011
Base rent per square foot - Straight-line			Square Feet (in 000's)
Office			Office
Consolidated	$26.51	$26.71	Consolidated		1,154	1,330
Unconsolidated	19.40	19.46	Unconsolidated (2)		918	918
Retail (1)			Retail
Consolidated	$22.62	$23.09	Consolidated		1,260	1,224
Unconsolidated	21.02	22.08	Unconsolidated (2)		136	440
Base rent per square foot - Cash
Office
Consolidated	$26.12	$25.69
Unconsolidated	19.33	19.04
Retail (1)
Consolidated	$22.54	$23.09
Unconsolidated	21.08	21.75

(1) This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) Square footage includes the Company's weighted square footage for partially-owned unconsolidated properties based on the Company's ownership percentage. See Appendix pages 31-33 for additional details.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2012	840	13%	$18,014	14%	124	7%	$2,676	8%
2013	776	12%	15,580	12%	121	7%	2,490	7%
2014	545	8%	10,759	9%	97	5%	1,846	5%
2015	966	15%	15,675	12%	214	12%	3,878	11%
2016	775	12%	13,976	11%	140	8%	2,558	7%
2017+	2,727	41%	51,440	41%	1,145	62%	21,377	61%
Total Leased SF	6,629		$125,444		1,841		$34,825

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2012	112	6%	$1,941	7%	43	4%	$969	5%
2013	171	9%	3,466	12%	88	7%	1,801	9%
2014	126	7%	2,490	8%	80	6%	1,478	7%
2015	112	6%	2,234	8%	93	7%	1,820	9%
2016	267	15%	2,619	9%	232	18%	2,114	11%
2017+	1,059	57%	16,216	56%	736	58%	11,794	59%
Total Leased SF	1,847		$28,966		1,272		$19,976

OFFICE CAPITAL EXPENDITURES
			Three Months Ended
Capital Expenditures ($ in 000s)			3/31/2012	3/31/2011
Regular Maintenance			$55	$49
Tenant Improvements			163	39
Leasing Commissions			79	162
Total			$297	$250
Less: Unconsolidated Assets			(263)	(222)
Total - Consolidated Assets			$34	$28

RETAIL CAPITAL EXPENDITURES
			Three Months Ended
Capital Expenditures ($ in 000s)			3/31/2012	3/31/2011
Regular Maintenance			$147	$28
Tenant Improvements			11	25
Leasing Commissions			144	91
Total			$302	$144
Less: Unconsolidated Assets			(32)	(27)
Total - Consolidated Assets			$270	$117

COLONIAL PROPERTIES TRUST
Real Estate Activities
First Quarter 2012

ACQUISITIONS

					Acquisition	Cap
	Location		Date	Units	Basis	Rate	Remarks
					($ MM)
Multifamily
Colonial Grand at Brier Falls	Raleigh, NC		Jan-2012	350	$45.0	5.6%

DISPOSITIONS

					Sales	Cap
	Location		Date	SF (in 000s)	Price	Rate	Remarks
					($ MM)
Commercial
Colonial Promenade Madison	Huntsville, AL		Feb-2012	111	$3.0	8.4%	25% Ownership Interest

RESIDENTIAL FOR-SALE DEVELOPMENTS
						Units
			Average Price		Units Closed	Closed
			of Units/Lots	Projected	in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Sell Out	Quarter	Date	Contract (1)	Units/Lots
Metropolitan Midtown	Charlotte, NC	101	$373,252	4Q12 - 4Q13	2	90	4	7
Whitehouse Creek (lots)	Mobile, AL	59	$62,184	2Q13 - 4Q16	—	19	—	40
		160			2	109	4	47

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.

There can be no assurances of the amount, margin or velocity of future for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
								Development Costs
		Units / SF			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Cost	1Q12	After
Multifamily
CG Hampton Preserve	Tampa, FL	486	176	262	4Q10	4Q12	1Q14	$58.3	$48.8	$9.5
CG at Double Creek	Austin, TX	296	n/a	n/a	1Q11	1Q13	3Q13	31.7	11.1	20.6
CG at Lake Mary (Phase I)	Orlando, FL	232	n/a	n/a	3Q11	4Q12	3Q13	30.3	13.5	16.8
CG at Lake Mary (Phase II)	Orlando, FL	108	n/a	n/a	1Q12	2Q13	1Q14	13.9	2.9	11.0
CR at South End	Charlotte, NC	353	n/a	n/a	1Q12	3Q13	4Q14	59.3	14.5	44.8
								$193.5	$90.8	$102.7
Commercial
Colonial Promenade Huntsville (Phase I) (1)	Huntsville, AL	—			3Q11	4Q12		$3.8	$3.5	$0.3

			Total Active Development Projects					$197.3	$94.3	$103.0
			Future Development Projects (see below)						90.9
			Investment Land (see below)						132.7
			Total Properties Under Development (per Balance Sheet)						$317.9

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
					Future		Investment		Held
	Location	Units / SF			Development		Land		For Sale
Multifamily
CG at Randal Park (2)	Orlando, FL	462			$9.2		$—		$—
CG at Ayrsley (Phase II)	Charlotte, NC	81			1.2		—		—
CG at Thunderbird	Phoenix, AZ	244			8.4		—		—
CG at Sweetwater	Phoenix, AZ	195			7.2		—		—
CG at Azure	Las Vegas, NV	390			10.6		—		—
CG at Bellevue (Phase II)	Nashville, TN	220			3.4
Total Multifamily Assets					$40.0		$—		$—

Commercial
Colonial Promenade Huntsville (Phase II) (1)	Huntsville, AL				$3.3		$—		$—
Colonial Promenade Nord du Lac (3)	Covington, LA	236,000			27.9		—		—
Randal Park (2)	Orlando, FL				19.7		—		—
Outparcels / Pads					—		16.4		5.9
Total Commercial Assets					$50.9		$16.4		$5.9

Multifamily					$—		$1.5		$—
Commercial					—		44.9		—
Condo / Townhome					—		—		7.4
For-sale Residential Land					—		69.9		2.4
Total Projects					$90.9		$132.7		$15.7

(1) The Company is currently preparing site-work for the shadow-anchor in this commercial development. The Company is still evaluating plans for this commercial project, therefore dollars attributable to this development are subject to change.
(2) This project is part of a mixed-use development. The Company is still evaluating plans for a multifamily apartment community. Therefore, dollars attributable to this phase of the development are subject to change.
(3) Total cost to date for this project, including Phase I, is presented net of $25.8 of impairment charges recorded in 4Q09 and 4Q08.

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2012

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$226,503	12%	1.6%	4.0	$226,503	12%	1.6%	4.0
Unsecured Other	881,166	49%	5.8%	3.5	881,166	45%	5.8%	3.5
Secured	694,090	39%	5.6%	7.0	841,757	43%	5.6%	6.2
Total Debt	$1,801,759	100%	5.2%	4.9	$1,949,426	100%	5.2%	4.7

Fixed/Floating
Fixed Rate Debt	$1,562,558	87%	5.7%	5.1	$1,710,225	88%	5.7%	4.8
Floating Rate Debt	239,201	13%	1.7%	4.0	239,201	12%	1.7%	4.0
Total Debt	$1,801,759	100%	5.2%	4.9	$1,949,426	100%	5.2%	4.7

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

LINE OF CREDIT

	3/31/2012	12/31/2011	Interest Rate	Due

Floating	$226,503	$184,000	1.64%	3/29/2016
Total Outstanding on LOC	$226,503	$184,000	1.64%

Notes:
- In addition to the $500MM LOC, Wells Fargo has provided a $35MM Cash Management Line.
- 10 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.
- The Facility is priced based on the Company's Senior Unsecured Debt Rating.
- The interest rate on the LOC is LIBOR + 140.0 bps, and the facility fee is 30.0 bps.
- 4-year facility through March 2016, plus a 1-year extension option.

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2012

PUBLIC RATINGS
					Senior Unsecured
					Rating	Outlook
Fitch Ratings	George Hoglund		212-908-9149		BB+	Positive
Moody's Investor Services	Karen Nickerson		212-553-4924		Ba1	Positive
Standard & Poor's	Eugene Nusinzon		212-438-2449		BBB-	Positive

COVERAGE RATIOS
			1Q11			1Q12
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.5			0.8

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.2			2.3
Fixed Charge Coverage (3)			2.1			2.2
Fixed Charge w/ Cap Int (4)			2.1			2.2

See Page 27 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges for the three months ended March 31, 2012 and 2011 is primarily a result of non-cash depreciation and amortization expense.
(2) EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) EBITDA/Interest Exp + Pfd Dividends + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) EBITDA/Interest Exp + Capitalized Interest + Pfd Div + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Total Debt to Total Assets cannot exceed 60%	47.8%	45.9%	45.7%	46.6%	46.9%
Secured Debt to Total Assets cannot
exceed 40%	21.7%	21.3%	21.4%	20.5%	20.2%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	250.9%	270.0%	279.2%	259.6%	254.1%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.1x	2.2x	2.2x	2.2x	2.2x

COLONIAL PROPERTIES TURST
Debt Summary
As of March 31, 2012

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Consolidated Debt	$1,767,619	$1,703,998	$1,681,720	$1,759,727	$1,801,759
Unconsolidated Debt	200,887	188,992	188,803	147,842	147,668
Total Debt	1,968,506	1,892,990	1,870,523	1,907,569	1,949,427
Preferred Stock
7.25% Series B (Units) (1)	50,000	50,000	50,000	—	—

Market Equity (Shares & Units)	1,737,178	1,919,631	1,717,119	1,974,253	2,065,932
Total Market Capitalization	$3,755,684	$3,862,621	$3,637,642	$3,881,822	$4,015,359

Debt / Total Market Capitalization	52.4%	49.0%	51.4%	49.1%	48.5%

(1) During December 2011, the Company redeemed the remaining 50% of its outstanding Series B Units.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	1Q12	1Q11
Consolidated
Straight Line Rents	$118	$526
Percentage Rents	27	64
Capitalized Interest	185	52
Debt - Principal Amortization	572	364
Amortization of Stock Compensation	1,959	1,489
Unconsolidated (1)
Straight Line Rents	39	118
Interest Expense	2,290	2,937
Debt - Principal Amortization	174	190
Amortization of Deferred Financing Costs	17	22

(1) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	1Q12	1Q11
Acquisitions
Multifamily	$45,000	$92,880
Acquisitions, Consolidated Assets	$45,000	$92,880

Development Expenditures
Multifamily	$13,632	$2,348
Commercial	1,265	3,529
For-Sale / Other	710	206
Development, Consolidated Assets	$15,607	$6,083

Proceeds from Sales of Properties, Net of Selling Costs
Commercial	$3,000	$—
For-Sale / Other	1,130	1,022
Outparcels / Land	—	2,725
Total, including subs	4,130	3,747
Selling Costs	(107)	(453)
Outparcels / Land	—	(2,475)
Less: Unconsolidated - net (1)	(3,000)	(250)
Sales, Net - Consolidated Assets	$1,023	$569

(1) Outparcels/Land sales for the three months ended March 31, 2011 include an outparcel sale at one of the Company's unconsolidated commercial properties.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company.
Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to making financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	1Q12	1Q11
Divisional Total Revenues
Multifamily - Same Property	$78,843	$74,411
Multifamily - Non-Same Property (1)	8,998	5,683
Commercial	17,717	19,769
Total Divisional Revenues	105,558	99,863

Less: Unconsolidated Revenue - Multifamily	(471)	(713)
Less: Unconsolidated Revenue - Commercial	(4,794)	(6,572)
Discontinued Operations	(31)	(4,469)
Unallocated Corporate Revenue	1,344	1,810
Consolidated Revenue Adjusted - '11 Discontinued Operations (2)	101,606	89,919

Add: Additional Discontinued Operations Revenue, post filing (3)	—	4,467
Total Consolidated Revenue, per 10-Q (4)	$101,606	$94,386

RECONCILIATION OF EXPENSES

	1Q12	1Q11
Divisional Total Expenses
Multifamily - Same Property	$31,248	$30,475
Multifamily - Non-Same Property (1)	4,034	2,946
Commercial	5,731	6,228
Total Divisional Expenses	41,013	39,649

Less: Unconsolidated Expenses - Multifamily	(217)	(374)
Less: Unconsolidated Expenses - Commercial	(1,707)	(2,124)
Discontinued Operations	(162)	(1,909)
Total Property Operating Expenses	38,927	35,242
Property Management Expenses	2,846	2,422
General & Administrative Expenses	5,767	5,203
Management Fee and Other Expenses	2,045	1,770
Investment and Development Expenses (5)	387	587
Impairment and Other Losses	500	2,097
Depreciation	32,177	30,286
Amortization	2,080	2,127
Consolidated Expense Adjusted - '11 Discontinued Operations (2)	84,729	79,734

Add: Additional Discontinued Operations Expense, post filing (3)	—	3,727
Total Consolidated Expense, per 10-Q (4)	$84,729	$83,461

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	1Q12	1Q11
Divisional Total NOI
Multifamily - Same Property	$47,595	$43,936
Multifamily - Non-Same Property (1)	4,964	2,737
Commercial	11,986	13,541
Total Divisional NOI	64,545	60,214

Less: Unconsolidated NOI - Multifamily	(254)	(339)
Less: Unconsolidated NOI - Commercial	(3,087)	(4,448)
Discontinued Operations	131	(2,560)
Unallocated Corporate Revenue	1,344	1,810
Property Management Expenses	(2,846)	(2,422)
General & Administrative Expenses	(5,767)	(5,203)
Management Fee and Other Expenses	(2,045)	(1,770)
Investment and Development Expenses (5)	(387)	(587)
Impairment and Other Losses	(500)	(2,097)
Depreciation	(32,177)	(30,286)
Amortization	(2,080)	(2,127)
Income from Operations	16,877	10,185
Total Other Income (Expense)	(23,197)	(22,279)
Loss from Continuing Operations (6)	(6,320)	(12,094)
Discontinued Operations	—	374
Loss from Continuing Operations, per 10-Q (4)	$(6,320)	$(11,720)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or income (loss) from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(6) Loss from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

	1Q12	1Q11
Assets Sold
Revenue from Assets Sold	$31	$4,469
Expenses from Assets Sold	162	1,909
(NOL)/NOI from Assets Sold	$(131)	$2,560

NOI FROM DISCONTINUED OPERATIONS

(NOL)/NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of March 31, 2012). A reconciliation of income from operations from properties sold or held for sale to (NOL)/NOI for these properties is as follows:

	1Q12	1Q11
(Loss) income from discontinued operations	$(131)	$338
Adjustment for:
Interest (income) expense, net	—	360
Debt cost amortization expense	—	7
Depreciation and amortization expense	—	1,855
(NOL)/NOI from discontinued operations	$(131)	$2,560

(NOL)/NOI from assets sold	(131)	2,560
NOI from assets held for sale	—	—

(NOL)/NOI from discontinued operations	$(131)	$2,560

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

ADJUSTED EBITDA RECONCILIATION

	1Q12	1Q11
Net Loss Available to Common Shareholders	$(5,974)	$(11,611)

Consolidated
Noncontrolling Interest	(488)	(1,054)
(Income)/Loss - Unconsolidated Assets	(673)	340
Preferred Dividends	—	906
Interest Expense	23,053	21,239
Amortization of Deferred Financing Costs	1,433	1,157
Income Tax Expense	188	248
Depreciation & Amortization	34,257	34,269
(Gain)/Loss on Sale (Continuing & Discontinued Operations)	229	79
Gain/(Loss) - Undepreciated Property (1)	(261)	(79)
Impairment	500	1,710
Amortization of Stock-Based Compensation Expense	1,959	1,489
Adjusted EBITDA from Consolidated Properties	54,223	48,693
Unconsolidated
Reverse: Income/(Loss) - Unconsolidated Assets	673	(340)
Interest Expense	2,290	2,937
Amortization of Deferred Financing Costs	17	22
Depreciation & Amortization	1,902	3,019
Impairment	—	18
(Gain)/Loss on Sale of Property	(803)	21
Adjusted EBITDA	$58,302	$54,370

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in Adjusted EBITDA, as this is a recurring source of cash.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property, impairments and certain other one-time charges. The Company believes Adjusted EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, Adjusted EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, Adjusted EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	1Q12	1Q11
Earnings
Net Loss	$(5,974)	$(11,611)
Discontinued Operations:
Loss/(Income) from Discontinued Operations	131	(338)
Noncontrolling Interest in CRLP	(10)	28
Loss on Disposal of Discontinued Operations	2	—
CRLP Noncontrolling Interest - Common U/H	(478)	(1,082)
Loss from Sales of Property	227	79
Noncontrolling Interest of Limited Partners	9	3
Income Tax Expense	188	248
(Gain)/Loss from Partially-Owned Investments	(673)	340
	(6,578)	(12,333)
Amortization of Interest Capitalized	497	497
Capitalized Interest	(185)	(52)
Distributions from Partially-Owned Investments	286	1,077
Fixed Charges, from below	24,671	23,354
Earnings	$18,691	$12,543

Fixed Charges
Interest Expense	$23,053	$21,239
Capitalized Interest	185	52
Amortization of Deferred Financing Costs	1,433	1,157
Distributions to Series B Preferred Unitholders	—	906
Total	$24,671	$23,354

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	1Q12	1Q11
Interest Coverage Denominator
Interest Expense	$23,053	$21,239
Interest Expense - Unconsolidated	2,290	2,937
Total Interest Expense	$25,343	$24,176

Fixed Charge Denominator
Add: Preferred Dividend Payments	$—	$906
Debt Principal Amortization	572	364
Debt Principal Amortization - Unconsolidated	174	190
Total Fixed Charges	$26,089	$25,636

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	185	52
Total Fixed Charges w/ Capitalized Interest	$26,274	$25,688

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2012
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	98.2%	$750	$973	$0.80	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	99.4%	869	1,024	0.64	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	93.3%	807	983	0.79
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	97.9%	747	995	0.70	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	93.0%	1,034	1,156	0.86	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	95.4%	706	873	0.71	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	96.3%	820	974	0.64	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	99.1%	809	964	0.60	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	95.2%	796	957	0.74	S
	Total	9	15.4 Years		2,956	96.5%	$791	$970	$0.72
	Same Store	8	15.4 Years		2,598	96.6%	$792	$972	$0.71
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	98.3%	$752	$892	$0.89	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	95.8%	831	998	0.80	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	95.0%	929	1,086	0.89	S
CG at Round Rock	Austin	TX	2007	100.0%	422	94.3%	829	956	0.81	S
CG at Silverado	Austin	TX	2004	100.0%	238	96.2%	823	955	0.82	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	97.3%	911	1,055	0.88	S
CG at Wells Branch	Austin	TX	2007	100.0%	336	96.4%	825	983	0.86
CV at Canyon Hills	Austin	TX	1995	100.0%	229	96.1%	719	796	0.90	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	97.7%	709	865	0.82	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	97.4%	688	829	0.78	S
	Total	10	8.5 Years		3,244	96.5%	$797	$940	$0.84
	Same Store	9	8.9 Years		2,908	96.5%	$795	$935	$0.84
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	96.3%	$1,014	$1,129	$0.90	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	346	98.8%	747	886	0.79	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	94.4%	586	696	0.68	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	97.9%	715	873	0.66	S
	Total	4	16.8 Years		1,608	96.5%	$732	$861	$0.74
	Same Store	4	16.8 Years		1,608	96.5%	$731	$859	$0.74
CG at Commerce Park	Charleston	SC	2008	100.0%	312	98.7%	$827	$933	$0.84
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	95.1%	905	1,009	0.79	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	98.7%	895	1,052	0.94	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	94.7%	760	899	0.73	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	95.1%	675	809	0.73	S
CV at Westchase	Charleston	SC	1986	100.0%	352	99.4%	632	793	0.86	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	95.1%	667	804	0.70	S
	Total	7	21.4 Years		1,890	96.9%	$764	$898	$0.80
	Same Store	6	24.3 Years		1,578	96.5%	$751	$891	$0.79
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	93.8%	$820	$959	$0.81	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	95.3%	734	887	0.79	S
CG at Cornelius	Charlotte	NC	2007	100.0%	236	96.2%	810	947	0.76
CG at Huntersville	Charlotte	NC	2008	100.0%	250	97.2%	820	966	0.83	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	96.5%	731	867	0.70	S
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	94.0%	778	907	0.84	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	97.4%	756	895	0.76	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	96.3%	841	969	0.89	S
CG at University Center	Charlotte	NC	2005	100.0%	156	100.0%	746	877	0.70	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	95.9%	691	831	0.72	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	97.2%	524	651	0.65	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	94.4%	606	731	0.64	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	97.4%	761	890	0.80	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	94.0%	684	804	0.63	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	95.3%	628	772	0.70	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	96.1%	624	722	0.64	S
Enclave	Charlotte	NC	2008	100.0%	85	94.1%	1,460	1,597	1.15
Heatherwood	Charlotte	NC	1980	100.0%	476	91.8%	596	747	0.65	S
	Total	18	13.1 Years		4,851	95.4%	$723	$857	$0.74
	Same Store	16	14.2 Years		4,530	95.4%	$703	$837	$0.73

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2012
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	96.9%	$870	$969	$0.90
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	95.2%	815	962	0.90	S
CG at Hebron	Dallas/Fort Worth	TX	2011	100.0%	312	92.6%	1,012	1,150	0.90
CG at Valley Ranch	Dallas/Fort Worth	TX	1995	100.0%	396	93.9%	1,040	1,180	0.89	S
CR at Medical District	Dallas/Fort Worth	TX	2007	100.0%	278	94.6%	1,011	1,092	1.16
CV at Grapevine	Dallas/Fort Worth	TX	1985	100.0%	450	95.8%	692	835	0.80	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	97.4%	715	873	0.76	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	95.8%	608	761	0.77	S
CV at Oakbend	Dallas/Fort Worth	TX	1997	100.0%	426	94.8%	733	895	0.82	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	96.1%	779	965	0.83	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	95.7%	576	702	0.73	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	96.2%	723	901	0.81	S
Remington Hills	Dallas/Fort Worth	TX	1985	100.0%	362	93.6%	698	847	0.73	S
	Total	13	17.6 Years		4,566	95.1%	$791	$937	$0.85
	Same Store	10	21.7 Years		3,688	95.4%	$749	$904	$0.81
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	94.4%	$712	$864	$0.66	S
CG at Madison	Huntsville	AL	1999	100.0%	336	96.4%	780	941	0.74	S
	Total	2	15.3 Years		836	95.2%	$739	$895	$0.69
	Same Store	2	15.3 Years		836	95.2%	$739	$895	$0.69
CG at Heather Glen	Orlando	FL	2000	100.0%	448	98.0%	$968	$1,115	$0.83	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	94.2%	914	1,081	0.81	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	95.0%	1,109	1,247	1.15	S
CG at Town Park (Lake Mary)	Orlando	FL	2002	100.0%	456	94.3%	1,007	1,170	0.86	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	94.3%	812	967	0.89	S
	Total	5	10.8 Years		1,756	95.3%	$934	$1,090	$0.86
	Same Store	5	10.8 Years		1,756	95.3%	$934	$1,090	$0.86
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	96.3%	$707	$861	$0.69	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	98.1%	852	997	0.86	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	94.3%	871	1,004	0.87	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	94.4%	912	1,046	0.81	S
	Total	4	14.8 Years		952	95.8%	$822	$965	$0.80
	Same Store	4	14.8 Years		952	95.8%	$823	$966	$0.80
CG at Arringdon	Raleigh	NC	2003	100.0%	320	99.7%	$785	$926	$0.81	S
CG at Brier Creek	Raleigh	NC	2009	100.0%	364	94.8%	889	999	0.81	S
CG at Brier Falls	Raleigh	NC	2008	100.0%	350	96.0%	902	974	0.83
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	98.1%	725	841	0.73	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	96.8%	799	938	0.84	S
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	95.7%	773	913	0.74
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	92.4%	747	868	0.71	S
CV at Beaver Creek	Raleigh	NC	2000/03	100.0%	316	99.1%	732	883	0.75
CV at Deerfield	Raleigh	NC	1985	100.0%	204	95.6%	745	862	0.77	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	94.4%	737	855	0.70	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	96.2%	692	797	0.72	S
	Total	11	13.4 Years		3,364	96.1%	$780	$901	$0.76
	Same Store	8	15.4 Years		2,328	95.7%	$770	$892	$0.76
Ashley Park	Richmond	VA	1988	100.0%	272	96.0%	$641	$771	$0.90	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	97.6%	665	898	1.30	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	94.2%	812	945	0.86	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	96.1%	810	940	1.06	S
CV at Waterford	Richmond	VA	1990	100.0%	312	96.2%	818	972	0.88	S
CV at West End	Richmond	VA	1987	100.0%	224	96.0%	733	869	1.05	S
	Total	6	29.0 Years		1,700	96.0%	$746	$902	$0.98
	Same Store	6	29.0 Years		1,700	96.0%	$746	$903	$0.98

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2012
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	98.7%	$843	$1,004	$0.78	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	98.1%	934	1,107	0.89	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	99.0%	820	970	0.88	S
CV at Greentree	Savannah	GA	1983	100.0%	194	99.5%	666	803	0.78	S
CV at Huntington	Savannah	GA	1986	100.0%	147	97.3%	741	894	0.90	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	95.7%	782	895	0.75	S
	Total	6	18.6 Years		1,437	98.2%	$816	$967	$0.83
	Same Store	6	18.6 Years		1,437	98.2%	$816	$967	$0.83
TOTAL PROPERTIES IN MAJOR MARKETS		95	15.6 Years		29,160	96.0%	$781	$925	$0.80
	Same Store	84	16.8 Years		25,919	96.0%	$770	$916	$0.79

PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100.0%	425	98.8%	$667	$828	$0.77	S
CG at Autumn Park	Greensboro	NC	2001/04	100.0%	402	93.3%	764	839	0.75	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	99.4%	897	988	0.91	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	91.8%	721	887	0.81	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	93.8%	817	875	0.80
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	97.6%	1,055	1,228	1.01	S
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	98.1%	886	1,067	0.93	S
CG at Traditions	Gulf Shores	AL	2007	100.0%	324	91.5%	590	707	0.55
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	97.2%	679	758	0.74	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	95.2%	584	680	0.67	S
CV at Greenbrier	Fredericksburg	VA	1988	100.0%	258	99.2%	852	1,022	1.01	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	96.2%	792	985	0.87	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	96.1%	547	680	0.64	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	92.7%	542	646	0.57	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	97.6%	714	814	0.82	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	95.4%	800	970	0.81	S
Cypress Village Rental	Gulf Shores	AL	2008	100.0%	96	96.9%	1,209	1,388	0.56
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	94.8%	600	720	0.60	S
TOTAL PROPERTIES IN OTHER MARKETS		18	19.4 Years		5,165	96.3%	$751	$879	$0.78
	Same Store	15	22.3 Years		4,404	96.3%	$750	$884	$0.80

THIRD PARY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	95.4%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	95.2%
TOTAL MANAGED		2	8.3 Years		706	95.3%

LEASE UP PROPERTIES
CG at Hampton Preserve	Tampa	FL		100%	486	—	$997	$1,239	$0.94
TOTAL LEASE UP		1			486	—	$997	$1,239	$0.94

TOTAL ALL PROPERTIES (1)		116	16.1 Years		35,517	96.0%	$776	$918	$0.79
	Same Store	99	17.6 Years		30,323	96.0%	$758	$900	$0.78

CG = Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

(1) Total All Properties as calculated includes Managed Properties and Joint Venture Properties at 100%.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of March 31, 2012
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	95.5%	28.18
Three Ravinia (Office)	Atlanta	GA	1991	100%	814	—	814	94.0%	25.53
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	604	232	372	87.8%	25.21
CP Tannehill (Retail)	Birmingham	AL	2008	100%	445	211	234	91.1%	20.17
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	90.7%	26.77
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	97.1%	20.03
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	88.1%	19.34
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	283	87	196	89.4%	17.6
Total Consolidated		9			3,338	923	2,415	92.8%	$25.45

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	70.5%	$17.79
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	91.3%	21.50
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	—	213	63.1%	19.17
Colonial Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	85.9%	21.65
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	—	167	71.7%	20.07
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	79.6%	19.29
Colonial Place I and II	Tampa	FL	1984/86	15%	373	—	373	78.2%	24.80
Colonial Plaza	Birmingham	AL	1982-99	15%	171	—	171	97.3%	18.01
Colonial TownPark Office - Lifestyle	Orlando	FL	2004	15%	38	—	38	45.5%	23.94
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	—	294	72.9%	19.43
Esplanade	Charlotte	NC	1981-2007	15%	203	—	203	75.9%	19.96
Independence Plaza	Birmingham	AL	1979-2000	15%	106	—	106	97.3%	19.36
International Park	Birmingham	AL	1987/99	15%	211	—	211	85.0%	21.22
The Peachtree	Atlanta	GA	1989	15%	317	—	317	84.9%	23.91
Research Park Plaza III and IV	Austin	TX	2001	15%	360	—	360	94.5%	24.40
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	86.4%	10.97
Total		16			4,916	—	4,916	82.6%	$20.52
Total (Weighted)		16				—	737	82.6%	$20.52

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	89.5%	$25.97
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	106	—	106	73.5%	18.67
Total		2			304	—	304	83.9%	$23.04
Total (Weighted)		2					46	83.9%	$23.04

Bluerock Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	97.2%	$17.94
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	79.3%	20.67
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	74.7%	15.73
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	97.9%	19.80
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	91.5%	13.40
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	93.9%	19.12
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	95.0%	13.94
Total		9			1,703	—	1,703	91.5%	$15.46
Total (Weighted)		9					170	91.5%	$15.46

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of March 31, 2012
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	86.9%	18.59
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
Total		3			827	484	343	92.2%	$18.49
Total (Weighted)		3					101	95.3%	$18.91
Total Unconsolidated		30			7,750	484	7,266	85.2%	$19.16
Total Unconsolidated (Weighted)		30					1,054	85.3%	$19.52

THIRD-PARTY MANAGED BUSINESS
International Park 2000 (Office)	Birmingham	AL		0%	130
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
TOTAL MANAGED		3			333

Total Commercial Properties		42			11,421	1,407	9,681	87.1%	$20.43
Total Commercial Properties (Weighted)		42					3,469	90.5%	$23.31

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of March 31, 2012
($ in 000s)

	Units/			Occupancy
Property	SF-000s		CLP % Own	Rate	Sec'd Debt	Equity Invest

Colonial Grand at Research Park	370		20%	95.7%	$4,288	$635
Colonial Grand at Huntcliff	358		20%	93.3%	4,982	1,332
Belterra	288		10%	96.9%	1,942	346
Regents Park (Phase II) (1)	—		40%	—%	—	3,388
Colonial Grand at McKinney (1)	—		25%	—%	—	1,720

Total Multifamily	1,016				$11,212	$7,421

DRA/CLP (2)	5,220		15%	82.7%	111,286	(25,460)
Bluerock (3)	1,703		10%	91.5%	10,719	(6,625)

Other
Land Title Building	30		33%	100.0%	179	345
Colonial Promenade Hoover	381		10%	86.9%	1,534	36
Colonial Promenade Smyrna	416		50%	96.6%	12,738	1,614
Colonial Promenade Madison (4)	—		—%	—%	—	—

Total Commercial	7,750	(5)			$136,456	$(30,090)

Other Unconsolidated Investments					—	53
Total Investments in Unconsolidated Subsidiaries					$147,668	$(22,616)

(1) Consists of undeveloped land.
(2) As of March 31, 2012, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa,
Florida, Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company's investment of approximately
$3.0 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $28.5 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of March 31, 2012.
(3) Equity investment includes the Company's investment of approximately $0.1 million, offset by the excess basis difference on the transaction of approximately $6.7 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's
Balance Sheet as of March 31, 2012.
(4) On February 1, 2012, the Company sold its 25% interest in this joint venture.
(5) Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 31-32.

COLONIAL PROPERTIES TRUST
Glossary of Terms

RENT PER SQUARE UNIT (FOOT):	Effective rent per unit - average net effective rental rate per occupied unit. Base rent per unit - rental revenue charged to tenants divided by occupied square feet for commercial properties. Rental revenue used in on a monthly basis for multifamily properties and an annual basis for commercial properties.

CAPITALIZED LEASING	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the
COMMISSIONS:	lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

FUNDS FROM OPERATIONS	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted
(FFO):	accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

NET EFFECTIVE RENTAL RATE:	The Company's rental rate after "loss to lease", concessions and vacancy.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM	Funds from Operations excluding gains on the sale of land and development properties and gains on
OPERATIONS (FFO):	the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the
Company's Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENTAL DOLLARS (LEASING	Total annual revenues to be earned the first year from renewed or re-leased space.
(EXECUTION):

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.
Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.